Exhibit 31.1

                                  CERTIFICATION

I, Roni Appel, certify that:

1.  I  have  reviewed  this  report  on  Form  10-QSB  of  Advaxis,   Inc.  (the
"registrant");

2. Based on my knowledge, this report does not contain any untrue statement of a material fact or omit to state a material fact necessary to make the statements made, in light of the circumstances under which such statements were made, not misleading with respect to the period covered by this report;

3. Based on my knowledge, the financial statements, and other financial information included in this report, fairly present in all material respects the financial condition, results of operations and cash flows of the registrant as of, and for, the periods presented in this report;

4. I am responsible for establishing and maintaining disclosure controls and procedures (as defined in Exchange Act Rules 13a-15(e) and 15d-15(e) for the registrant and I have:

      a) designed such disclosure controls and procedures, or caused such disclosure controls and procedures to be designed under our supervision, to ensure that material information relating to the registrant, including its consolidated subsidiaries, is made known to me by others within those entities, particularly during the period in which this report is being prepared;

5. I have disclosed, based on my most recent evaluation of internal control over financial reporting, to the registrant's auditors and audit committee of the registrant's Board of Directors which acts as the audit committee (or persons performing the equivalent functions);

      (a) All significant deficiencies and material weaknesses in the design or operation of internal control over financial reporting which are reasonably likely to adversely affect the registrant's ability to record, process, summarize and report financial information; and

      (b) any fraud, whether or not material, that involves management or other employees who have a significant role in the registrant's internal control over financial reporting

March 22, 2005

/s/ Roni Appel
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Roni Appel
Chief Financial Officer